UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 31, 2025

REBORN COFFEE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41479	47-4752305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

580 N. Berry Street, Brea, CA	92821
(Address of principal executive offices)	(Zip Code)

(714) 784-6369

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REBN	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on February 6, 2025, Reborn Coffee, Inc. (the “Company”), entered into a Securities Purchase Agreement with the purchasers named therein (the “Arena Investors”), which was amended on March 28, 2025 and July 31, 2025 (as amended, the “Securities Purchase Agreement”). In connection with the Securities Purchase Agreement, the Company issued common stock purchase warrants (“Warrants”) to the Arena Investors to purchase an aggregate amount of 337,765 shares of common stock, par value $0.0001 per share (“Common Stock”).

On December 31, 2025, the Company and the Arena Investors entered into a warrant exchange and termination agreement (the “Exchange Agreement”) pursuant to which the Company agreed to issue an aggregate of 185,771 shares of Common Stock (the “Exchange Shares”) to the Arena Investors in exchange for the termination and cancellation of the Warrants.

The foregoing description of the Exchange Agreement is qualified in their entirety by reference to the full text of the Exchange Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein in its entirety by reference. The representations, warranties and covenants contained in the Exchange Agreement were made only for purposes of the Exchange Agreement, were as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above in this Current Report on Form 8-K relating to the issuance of the Warrant Shares is incorporated by reference herein in its entirety. The Company has issued the Warrant Shares pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), available under Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated thereunder. The Arena Investors are each an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 8.01 Other Events.

As previously reported, the Company appealed the determination of The Nasdaq Stock Market LLC (“Nasdaq”) regarding the Company’s compliance with Nasdaq Listing Rule 5550(b)(1) (“Stockholders’ Equity Requirement”) to a Hearings Panel (the “Panel”). Such hearing request stayed Nasdaq’s suspension of the delisting of the Company’s securities and the filing of a Form 25-NSE pending the Panel’s decision.

Since September 30, 2025, the Company completed the following transactions to regain compliance with the Stockholders’ Equity Requirement:

●	As previously reported, on October 20, 2025, the Company entered into a Securities Subscription Agreement (the “October Agreement”) with Charles Joeng (“Jeong”), an individual accredited investor, pursuant to which the Company agreed to issue 1,192,661 shares of Common Stock to Jeong for an aggregate purchase price of $6,500,000 at $5.45 per share, funded in multiple tranches. As of December 31, 2025, the Company received $6,500,000 in gross proceeds pursuant to the October Agreement.

●	On December 31, 2025, the Company entered into the Exchange Agreement with the Arena Investors, pursuant to which, the Company estimates that $1,308,194 of derivative liability of the Company was eliminated.

●	As previously reported, on February 10, 2025, the Company entered into a purchase agreement with Arena Business Solutions Global SPC II, Ltd. (“Equity Line”). The Equity Line is currently unused, providing the Company with access to up to $50,000,000 in equity financing.

●	The Company estimates that, for the three-month period ended December 31, 2025, the Company will have incurred a net loss of $985,562.

As a result of these transactions, and after consideration of the Company’s estimates for business activity for the three months ended December 31, 2025, the Company believes that, as of December 31, 2025, it has regained compliance with the Stockholders’ Equity Requirement by having an estimated shareholders’ equity of $3,400,737.

In addition, the Company currently projects the following for fiscal year 2026, which should allow the Company to continue to meet the Stockholders’ Equity Requirement throughout fiscal year 2026:

●	Net revenue of approximately $10.3 million.

●	Net income of approximately $13 thousand.

The Company is awaiting a formal compliance determination from Nasdaq and will provide an update upon receipt of such determination. Nasdaq will continue to monitor the Company’s ongoing compliance with the Stockholders’ Equity Requirement and, if at the time of its next periodic report the Company does not evidence compliance, that it may be subject to delisting.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this Current Report on Form 8-K include, without limitation, statements regarding projected net revenue and net income for the fiscal year ended December 31, 2026, estimates for business activity for the three months ended December 31, 2025 and the Company’s compliance with the Stockholders’ Equity Requirement. Forward-looking statements are statements that are not historical facts, nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, without limitation, there can be no assurance that the Company’s projected net revenue and net income for the fiscal year ended December 31, 2026 are correct, that the Company’s estimates for business activity for the three months ended December 31, 2025 are correct, that the Company will satisfy the Stockholders’ Equity Requirement at any time in the future, otherwise meet Nasdaq compliance standards, that Nasdaq will grant the Company any relief from delisting as necessary or whether the Company can agree to or ultimately meet applicable Nasdaq requirements for any such relief, and the other important factors described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) for the year ended December 31, 2024 and its other filings with the SEC. Any forward-looking statement made by the Company in this Current Report on Form 8-K is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Exhibit
10.1†	Warrant Exchange and Termination Agreement by and among Reborn Coffee, Inc. and the Arena Investors dated December 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2026

REBORN COFFEE, INC.

By:	/s/ Jay Kim
Name:	Jay Kim
Title:	Chief Executive Officer

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